Preferred Stock	12 Months Ended
Dec. 31, 2013
Notes to Financial Statements
Note 10. Preferred Stock

The Company is authorized to issue 500,000 shares of Series A preferred stock with no par value and 200,000 shares of Series B preferred stock with no par value. As of December 31, 2013 and December 31, 2012 there were 200,119 shares of Series A preferred stock issued and outstanding and no shares of Series B preferred stock issued or outstanding.

On November 26, 1996, The Company issued 500,000 shares of Series A preferred stock having no par value, for gross proceeds of $500,000. On September 24, 1999, the Company issued 183,951 shares of Series B preferred stock having no par value, for gross proceeds of $3,500,000. On February 2, 2005, the Company purchased 299,881 and 183,951 shares of Series A preferred stock and Series B preferred stock, respectively, in conjunction with the repurchase of shares held by a former investor for gross proceeds of $1.00 and retired the shares. The shares have the following rights:

Voting rights: The holder of each share of preferred stock shall have full voting rights and powers equal to the voting rights and powers of the holders of common stock and shall be entitled to vote together with the holders of common stock (in a single voting group) with respect to any question upon which holders of common stock have the right to vote. The holders of preferred stock shall be entitled to designate directors of the Corporation.

Liquidation: Upon any liquidation, holders of preferred stock are entitled to distribution or payment before any other class of stock. The per share liquidation value on any date is equal to $1.30 per share with respect to the Series A preferred stock, plus declared but unpaid dividends.

Dividends: The holders are entitled to receive dividends at a rate of $.10 per share per annum and $1.90 per share per annum for Series A preferred stock and Series B preferred stock, respectively, payable quarterly only when and if declared by the Board of Directors. Dividends are non-cumulative.

Conversion: The shares of preferred stock are convertible at any time, at the option of the holder, into shares of common stock at a price equal to $1.20 per share with respect to the Series A preferred stock and $19.03 per share with respect to the Series B preferred stock. Each share shall automatically convert immediately upon the earlier of the effective date of a registration statement under the Securities Act of 1933, for a firmly underwritten public offering (initial public offering) with a per share price of at least $7.00 and gross proceeds of a least $10 million or more. The holder of each share of preferred stock shall have the right to one vote for each share of Common Stock into which such preferred stock could then be converted.

Redemption: The Company may redeem any or all of the then outstanding shares of Series A and Series B preferred stock at the original purchase price, plus declared and unpaid dividends, and including a redemption premium equal to 10% of the initial purchase price per annum accrued daily from the initial purchase date to the redemption date.

The Company has neither declared nor paid dividends during the periods ended December 31, 2013 and 2012.